EXHIBIT 99.1

                         SEPARATION/SEVERANCE AGREEMENT


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                         SEPARATION/SEVERANCE AGREEMENT

         This Separation/Severance Agreement ("Agreement") is made as of the 30th day of August, 2004 by and between Capital Growth Systems, Inc., a Florida corporation ("Company"), and Scott Allen ("Executive").

                                    RECITALS

         A. The Company and Executive are parties to an Employment Agreement, dated as of April 26, 2004 ("Employment Agreement"), pursuant to which Executive serves as the Chief Executive Officer ("CEO") of the Company and NEXVU Technologies, L.L.C., a Delaware limited liability company ("Subsidiary"). A copy of the Employment Agreement is attached to this Agreement as Exhibit A.

         B. Executive also serves as the Chief Financial Officer ("CFO") and Director of the Company.

         C. The Company and Executive have agreed that he will cease to serve as the CEO, CFO and Director of the Company before the end of the term set forth in the Employment Agreement.

         D. The board of directors of the Company has approved this Agreement.

         NOW THEREFORE, the parties agree as follows:

         1. Termination.

                  (a) The Employment Agreement, and Executive's service as CEO, CFO and Director are hereby terminated with effect as of the date of this Agreement ("Effective Date"). Thereafter, Executive agrees to serve as a consultant in accordance with Section 2(a) until the earlier of: (a) Executive finds employment outside of the Company and (b) November 23, 2004 ("Consulting Termination Date"); provided however, the Consulting Termination Date may be extended in 30 day increments upon the joint written consent of Executive and the Company. Executive agrees to use his good faith best efforts to obtain alternate employment. After the Consulting Termination Date, Executive will cease to be an employee of the Company, pursuant to this Agreement.

                  (b) Contemporaneously with the execution and delivery of this Agreement, with effect as of the Effective Date, Executive, by execution of this Agreement hereby resigns as CEO, CFO and Director of the Company, of Nexvu Technologies, LLC and of any other subsidiaries that may be maintained by the Company.

                  (c) Executive and the Company agree and acknowledge that this Agreement sets forth the parties' mutual understanding with respect to Executive's termination of employment with the Company and the termination of the Employment Agreement. Executive and the Company agree that the termination set forth herein is not a termination of Executive "With Cause" or a termination by the Company "Without Cause" within the meaning of, or for purposes of, the Employment Agreement. In addition, the Company and Executive agree that the termination of Executive's employment pursuant to this Agreement is deemed not to be a compensable event within the meaning of, and for purposes of, the Employment Agreement, and therefore, Executive is not entitled to payment of additional base salary, bonus or incentive compensation beyond that earned through the termination of his Employment Agreement, and Executive's sole right to compensation or other payments from the Company after the Effective Date shall be as set forth in Section 4 below.

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         2.       Transitional Services.

                  As consultant, Executive will render only such services to the Company as are from time to time specified by the board of directors. Executive shall devote such productive time, ability and attention to the business of the Company as may be requested by the board of directors, which time may be up to 40 hours per week. Executive shall cooperate fully with the Company and its board of directors to provide such services. Executive shall not while serving as consultant, directly or indirectly, render any services of a business, commercial or professional nature to any other person, corporation, firm, or organization, whether for compensation or otherwise, without the prior written consent of the board of directors.

                  The parties acknowledge that prior to the Consulting Termination Date, Executive may be requested by the Company to assist it in connection with a proposed sale of Nexvu Technologies, LLC or certain of its assets or the licensing thereof to prospective suitors identified and mutually agreed by the Company and Consultant from time to time; any such transaction with the Company that occurs on or before ninety (90) days following the Consulting Termination Date is referred to as a "Sale Transaction." It should be noted that the Company may elect to not seek to sell the Nexvu business, and accordingly, Executive is not to move forward in representing that the Nexvu assets or business are for sale as a whole, unless instructed by the board of directors or its designated representative, who initially shall be Lee Wiskowski. In the event the Company consummates a Sales Transaction, then Consultant shall be entitled to a bonus fee equal to 1% of the "Net Excess Proceeds" realized by the Company with respect to the Sales Transaction. The "Net Excess Proceeds" shall be an amount equal to the cash proceeds the Company receives from the Sales Transaction at closing, as reduced by all commissions paid by it in connection with the Sales Transaction and further reduced by an amount equal to all "Expenditures" through the closing date of the Sales Transaction.
         "Expenditures" shall be an amount equal to the sum of all capital contributions that have been made to Nexvu Technologies, LLC through January 26, 2004 plus the amount of all payments made by the Company or its subsidiaries since January 26, 2004 through the Sales Transaction closing date plus all accrued, unpaid liabilities of the Company through the Sales Transaction closing date. .The parties acknowledge that the Executive shall not be entitled to any other form of bonus in connection with the sale of the Company or its assets, and the right to such a bonus in the Employment Agreement of Executive is terminated.



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         3. Payments.

                  In lieu of any accrued, currently existing or prospective payments under the Employment Agreement and in consideration of Executive's undertakings under this Agreement, the Company will pay Executive a salary at the rate of $175,000.00 per year, pro rated across a 365 day period and payable in accordance with Company's regular pay roll practice until the Consulting Termination Date. The salary payments will end as of the close of business on the day that immediately precedes the Consulting Termination Date.

         4. Benefits.

                  (a) Until the Consulting Termination Date, Executive will be entitled to participate in any employee benefit plans (except vacation) and insurance programs offered by the Company for its executive management or supervisory personnel generally, in accordance with the eligibility requirements for participation therein.

                  (b) Until the Consulting Termination Date, the Company shall reimburse the Executive for all pre-approved, reasonable, ordinary, and necessary business expenses incurred by him in connection with the performance of his duties hereunder. These reimbursable expenses must receive the prior written approval of the Board of Directors or its designee. These reimbursable expenses include, but are not limited to, ordinary and necessary travel, lodging and dining expenses and entertainment expenses. The reimbursement of business expenses will be governed by the policies for the Company and the terms otherwise set forth herein. The Executive shall provide the Company with an accounting of his expenses, which accounting shall clearly reflect which expenses were incurred for proper business purposes in accordance with the policies adopted by the Company and the provisions set forth in this Agreement and as such are reimbursable by the Company. The Executive shall provide the Company with such other supporting documentation and other substantiation of reimbursable expenses as will conform to Internal Revenue Service or other requirements. All such reimbursements shall be payable by the Company to the Executive within a reasonable time after receipt by the Company of appropriate documentation therefore.

         5. Options and Other Payments. The vested portion (i.e., the option to purchase up to 107,500 shares of Company common stock) of the option to purchase up to 430,000 shares of Common Stock shall remain in effect and shall be exercisable by Executive at any time on or before April 25, 2014. The remaining unvested portion of the Option (i.e., to purchase up to 322,500 shares) is hereby lapsed.

         6. Certain Covenants. All references to the Company in this Section 6 shall include any subsidiaries of the Company.

                  (a) Non-Disclosure of Confidential Information. Executive hereby acknowledges and agrees that the duties and services that have been performed by Executive pursuant to the Employment Agreement and which are to be performed by Executive under this Agreement are special and unique and that as of a result, Executive has and will acquire, develop and use information of a special and unique nature and value that is not generally known to the public or to the Company's industry, including but not limited to, certain records, phone locations, documentation, software programs, price lists, customer lists, contract


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         prices for the Company's services,  business plans and prospects of the
         Company,  equipment  configurations,  ledgers and general  information, employee records, mailing lists, accounts receivable and payable ledgers, financial and other records of the Company or its affiliates, and other similar matters (all such information being hereinafter
         referred  to  as   "Confidential   Information").   Executive   further
         acknowledges and agrees that the Confidential Information is of great value to the Company and its affiliates and that the restrictions and agreements contained in this Agreement are reasonably necessary to protect the Confidential Information and the goodwill of the Company. Accordingly, Executive hereby agrees that:

                           (i) Executive will not, for the period  commencing on
                  the Effective Date through the Consulting Termination Date and for a period of four (4) years thereafter, directly or indirectly, except in connection with Executive's performance of the duties under this Agreement, or as otherwise authorized in writing by the Company for the benefit of the Company, divulge to any person, firm, corporation, limited liability company, or organization, other than the Company (hereinafter referred to as "Third Parties"), or use or cause or authorize any Third Parties to use, the Confidential Information, except as required by law; and

                           (ii) Upon the Consulting  Termination Date, Executive
                  shall deliver or cause to be delivered to the Company any and all Confidential Information, including drawings, notebooks, notes, records, keys, disks data and other documents and materials belonging to the Company which are in his possession or under his control relating to the Company, regardless of the medium upon which it is stored, and will deliver to the Company upon the Consulting Termination Date any other property of the Company which is in his possession or control.

                  (b) Non-Solicitation Covenant. Executive hereby covenants and agrees that for the period commencing on the Effective Date through the Consulting Termination Date and for a period of two (2) years thereafter, Executive shall not: induce or attempt to induce any employee (or any person who was an employee during the year preceding the date of any solicitation) of the Company to leave the employ of the Company, or in any way interfere with the relationship between any such employee and the Company. In addition, during the period prior to the Consulting Termination Date, Executive shall not directly or indirectly solicit, induce or attempt to induce any customer or prospective customer of the Company to purchase or license goods or services competitive with those offered by the Company, or directly or indirectly seek to lessen the business opportunities of the Company. For purposes hereof, "prospective vendor or customer" shall mean any person or entity which has been solicited for business by Executive or any officer or other employee of the Company or its Affiliates at any time during Executive's engagement by the Company. Following the Consulting Termination Date, Executive shall be permitted to hire for himself or his employer, former employees of the Company, provided that Consultant did not violate the terms of this Section 6(b) prior to the Consulting Termination Date.



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                  (c) Remedies.

                           (i) Injunctive Relief. Executive expressly acknowledges and agrees that the "Business of the Company" (as that term is defined herein) is highly competitive and that a violation of any of the provisions of Sections 6(a) or 6(b) would cause immediate and irreparable harm, loss and damage to the Company not adequately compensable by a monetary award. Executive further acknowledges and agrees that the time periods provided for herein are the minimum necessary to adequately protect the Business of the Company, the enjoyment of the Confidential Information and the goodwill of the Company. Without limiting any of the other remedies available to the Company at law or in equity, or the Company's right or ability to collect money damages, Executive agrees that any actual or threatened violation of any of the provisions of
                  Sections 6(a) or 6(b) may be immediately restrained or enjoined by any court of competent jurisdiction, and that a temporary restraining order or emergency, preliminary or final injunction may be issued in any court of competent jurisdiction, without notice and without bond. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section 6(c) shall survive the termination of this Agreement.

                           (ii) Enforcement. It is the desire of the parties that the provisions of Sections 6(a) and 6(b) be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of Sections 6(a) or 6(b) shall ever be adjudicated as invalid or unenforceable, or if the application thereof to any party or circumstance shall be adjudicated to be prohibited by or invalidated by such laws or public policies, such section or sections shall be: (i) deemed amended to delete therefrom such portions so adjudicated; or (ii) modified as determined appropriate by such a court, such deletions or modifications to apply only with respect to the operation of such section or sections in the particular jurisdictions so adjudicating on the parties and under the circumstances as to which so adjudicated.

         All  references  to  the  Company  in  this  Section  6  shall  include
"Affiliates" of the Company, as that term is construed under Rule 405 of the Securities Act of 1933, as amended, including but not limited to any subsidiary of the Company.

         The term "Business of the Company" shall include all business activities and ventures related to the business of providing of any of the following: (a) provision of application performance management tools, software, equipment or consulting services related to application performance management; or (b) solutions to the call center business used or expressly contemplated by Company at any time during the term of Executive's engagement with the Company; or (c) all other businesses in which the Company is engaged in as of the Consulting Termination Date.



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         7. Disclosure Regarding Agreement; Non-Disparagement.

                  (a) Executive agrees not:

                           (i) to discuss,  orally or in writing,  any aspect of
                  this Agreement or its subject matter with anyone inside the Company other than its board of directors, its Counsel, or the successor CEO; and

                           (ii) to discuss,  orally or in writing, any aspect of
                  the matter with anyone outside the Company other than his legal counsel and, if necessary, his accountant.

                  (b) The parties agree that the Company may make such disclosure regarding Executive's termination as CEO, CFO and Director of the Company as in the judgment of the Company's Counsel is required by law, or regulation.

                  (c) Each party hereto agrees that it will not disparage the other following the date of this Agreement. In the event of an inquiry to the Company from third parties as to the circumstances surrounding Executive's cessation of employment, the Company will advise that the parties agreed to mutually part company as Executive has elected to pursue other business interests.

                  (d) The agreements in this Section 7 shall survive the termination of this Agreement.

         8. Representations and Warranties.

                  (a) Executive represents and warrants to the Company that to the best of his knowledge he has not engaged in any violation of law or any breach of any fiduciary duty owed as a director or officer of the Company that could give rise to the Company having a claim against him.

                  (b) The Company represents and warrants to Executive that to the best of the Company's knowledge the Company has not engaged in any violation of law that could give rise to Executive having a claim against the Company.

         9. Releases.

                  (a)  Company   forever   releases,   remises  and   discharges
         Executive, together with his heirs, personal representatives, successors and assigns (collectively the "Employee Released Parties") from any and all claims, claims for relief, demands, actions and causes of action of any kind or description whatsoever, known or unknown, whether arising out of contract, tort, statute, treaty or otherwise, in law or in equity, which the Company now has or has had against any Employee Released Party from the beginning of the world to the date of this Agreement arising from, connected with, or in any way growing out of, directly or indirectly, Executive's employment with the Company, his service on behalf of the Company, or any other transaction between the parties prior to the date of this Agreement and all effects, consequences, losses, damages, negotiations and dealings relating


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         thereto; provided, however, that nothing in this Section 9(a) will bar, impair or affect any of the obligations, covenants and agreements of Executive set forth in this Agreement.

                  (b)   Executive,   for   himself   and  his  heirs,   personal
         representatives, successors and assigns, forever releases, remises and discharges the Company and each of its past, present, and future officers, directors, shareholders, members, trustees, agents, representatives, affiliates, successors and assigns (collectively the "Employer Released Parties") from any and all claims, claims for relief, demands, actions and causes of action of any kind or description whatsoever, known or unknown, whether arising out of contract, tort, statute, treaty or otherwise, in law or in equity, which Executive now has, has had, or may hereafter have against any of the Employer Released Parties from the beginning of the world to the date of this Agreement, arising from, connected with, or in any way growing out of, directly or indirectly, Executive's employment by the Company, the services provided by Executive to the Company, or any transaction prior to the date of this Agreement and all effects, consequences, losses and damages relating thereto, including, but not limited to, all claims arising under the Civil Rights Acts of 1866 and 1964, the Fair Labor Standards Act of 1938, the Equal Pay Act of 1963, the Age Discrimination in Employment Act of 1967, the Rehabilitation Act of 1973, the Older Workers Benefit Protection Act of 1990, the Americans With Disabilities Act of 1990, the Civil Rights Act of 1991, the Family and Medical Leave Act of 1993, and all other federal or state laws governing employers and employees; provided, however, that nothing in this Section 9(b) will bar, impair or affect the obligations, covenants and agreements of the Company set forth in this Agreement.

         10.      Covenants; Bylaws.

                  (a) Covenant Not to Sue by Executive. Executive agrees that he will not now or hereafter commence or initiate any claim or charge of employer discrimination with any governmental agency or sue the Company concerning any claims relating to his employment and/or termination of employment with the Company, except as the same may affect Executive's rights with respect to the enforcement of this Agreement. This Agreement may be pled as a full and complete defense to, and may be used as a basis for injunction against, any action or proceeding Executive may institute, prosecute, or maintain in breach of this Agreement.

                  (b) Covenant Not to Sue by Employer. The Company agrees that it will not now or hereafter commence or initiate any claim or charge with any governmental agency or sue Executive concerning any claims relating to his employment and/or termination of employment with the Company, except as the same may affect the Company's rights with respect to the enforcement of this Agreement. This Agreement may be pled as a full and complete defense to, and may be used as a basis for injunction against, any action or proceeding the Company may institute, prosecute, or maintain in breach of this Agreement.

                  (c) Bylaws. Attached as Exhibit B is the bylaws of the Company, addressing the Company's indemnification obligation with respect to officers and directors of the Company. The Company will abide by its indemnification obligations pursuant to its bylaws.



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         11.      Acknowledgment.

                  (a) By entering into this Agreement, and in connection with Executive's release of claims and covenant not to sue set forth in
         Section 9 and Section 10, Executive acknowledges that:

                           (i) Executive is knowingly and  voluntarily  entering
                  into this Agreement;

                           (ii) The Company is not  admitting  any  liability or
                  violation of any law, contract or other agreement;

                           (iii) No promise or  inducement  has been  offered to
                  Executive except as set forth herein;

                           (iv) This  Agreement  is being  executed by Executive
                  without reliance upon any statements by the Company or any of its representatives concerning the nature or extent of any claims or damages or legal liability therefor;

                           (v) This Agreement has been written in understandable
                  language,   and  all  provisions   hereof  are  understood  by
                  Executive;

                           (vi) Executive has been advised in writing to consult
                  with an attorney prior to executing this Agreement;

                           (vii) Executive has had a period of at least seven days within which to consider this Agreement before accepting the same and, by signing this Agreement earlier than seven days following receipt of it, Executive acknowledges that he has knowingly and voluntarily waived the seven day period and has accelerated the date when he may begin receiving the separation/severance payments following expiration of the revocation period referenced in paragraph (viii); and

                           (viii) Executive has the right to revoke this Agreement for a period of seven days following his execution hereof, and this Agreement will not become effective or enforceable until such seven day period has expired.

                  (b) Should Executive desire to revoke this Agreement, Executive must notify the Company in writing at 1100 East Woodfield Road, Schaumburg, Illinois 60173, attention: President, prior to the close of business on the seventh day following the date when he signs this Agreement. If Executive declines to accept the terms of this Agreement or, having accepted them, effectively revokes his acceptance thereof, this Agreement will have no force or effect and neither its terms, nor any of the discussions of the parties relative to its negotiation, will be admissible in evidence in any proceeding brought by or on behalf of Executive against the Company or any other person.



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         12.  Notice.  Any notice  required or  permitted to be given to a party pursuant to the provisions of this Agreement must be in writing and will be deemed to have been given on the date of receipt if delivered by messenger or transmitted via facsimile to, or if mailed to such party by registered or certified mail, postage prepaid, at, the address for such party set forth below (or to such other address or party as such party shall designate in writing to the other party from time to time).

             IF TO THE COMPANY, TO:   Capital Growth Systems, Inc.
                                      1100 East Woodfield Road - Suite 100
                                      Schaumburg, IL  60173
                                      Attention:  President
                                      Facsimile:  630-872-5872


                                      WITH A COPY TO:


                                      Shefsky & Froelich Ltd.
                                      444 North Michigan Avenue - Suite 2500
                                      Chicago, IL  60611
                                      Attention: Mitchell D. Goldsmith, Esq.
                                      Facsimile: 312-527-3194




             IF TO EXECUTIVE, TO:     The address set forth directly below his
                                      signature.

         13.      Modification and Waiver.

                  (a) No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained will be valid or effective unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification will be offered or received in evidence in any proceeding or litigation between the parties arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid.

                  (b) The parties further agree that the provisions of paragraph
         (a) above may not be waived except as herein set forth. No waiver of any of the provisions of this Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver of any breach of condition of this Agreement will be deemed to be a waiver of any other subsequent breach of condition, whether of like or different nature.

         14. Consent to Jurisdiction, Venue and Service of Process. Each of the Company and Executive, after having had an opportunity to consult with legal counsel, knowingly, voluntarily, intentionally, and irrevocably:



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                  (a) consents to the jurisdiction of the courts of Cook County, in the State of Illinois and in the United States District Court for the Northern District of Illinois with respect to any action, suit, proceeding, investigation, or claim ("Litigation");

                  (b) waives any objections to the jurisdiction and venue of any Litigation in either such court;

                  (c) agrees not to commence any Litigation except in either of such courts and agrees not to contest the removal of any Litigation commenced in any other court to either of such courts;

                  (d) agrees not to seek to remove, by consolidation or otherwise, any Litigation commenced in either of such courts to any other court; and

                  (e) waives personal service of process in connection with any Litigation and consent to service of process by registered or certified mail, postage prepaid, addressed as set forth herein.

These provisions will not be deemed to have been modified in any respect or relinquished by any party except by written instrument executed in accordance with Section 13.

         15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law if a judicial determination is made that any of the provisions of this Agreement constitutes an unreasonable or otherwise unenforceable restriction against any party, the parties hereto agree and it is their desire, that the court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein. Such determination shall not affect the validity of the remaining provisions.

         16. Advice of Counsel. Executive acknowledges that he has been provided the opportunity to be represented by competent counsel in connection with the negotiation, preparation, and signing of this Agreement and the other document(s) contemplated hereby, that he understands and agrees to every term contained herein and therein, and that this Agreement and the other document(s) were negotiated at arm's length. Any rule of construction which would otherwise hold that any ambiguity in this Agreement should be construed for or against one party over any other is hereby waived.

         17. Further Assurances. The parties agree to take such action and execute and deliver, promptly upon request, such additional documents as may be necessary or appropriate to implement the terms of this Agreement and effectuate its intent.

         18. Costs and Expenses. In the event of a breach of this Agreement, the prevailing party shall recover from the non-prevailing party all costs and expenses, including actual attorney's fees, incurred in compelling compliance with this Agreement.

         19. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to its principles of conflicts of laws.

         20. Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and understandings, whether oral or in writing, of the parties.

         21. Counterparts. This Agreement may be executed in one or more counterparts, whether by photocopy, original or facsimile, each of which will be deemed to constitute an original but all of which together will constitute one and the same instrument.

         22. Successors and Assigns.

                  (a) Executive may not assign any rights or obligations under this Agreement without the prior written consent of the Company. This Agreement will be binding upon and inure to the benefit of Executive and his heirs, personal representatives, and permitted successors and assigns.

                  (b) The Company may assign any rights or obligations under this Agreement without the prior written consent of Executive. This Agreement will be binding upon and inure to the benefit of the Company and its successors and assigns.

         23. Third Party Beneficiaries. Each of the Employer Released Parties that is not a party to this Agreement will be a third party beneficiary of this Agreement. Each of the Employee Released Parties that is not a party to this Agreement will be a third party beneficiary of this Agreement. This Agreement will be enforceable by each such Employer Released Party and each such Employee Released Party to the same extent as if the Releasee were a party hereto.

         24. Return of Other Company Property. Executive agrees that he will, within thirty (30) days after the Effective Date, return to the Company all of its property not needed by him to act as consultant, and return to the Company all property of the Company, including but not limited to, any Company credit cards, keys, office furniture and equipment. The Company may cancel any Company credit cards at any time.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:                                  EXECUTIVE:

CAPITAL GROWTH SYSTEMS, INC.
                                          /s/ Scott Allen
                                          SCOTT ALLEN
By:/s/ Lee Wiskowski
   ------------------------------------
Its:Co-Chief Executive Officer            Address:
   -------------------------------------           ----------------------------

                                                   ----------------------------

                                                   ----------------------------


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

                                    EXHIBIT A

                              EMPLOYMENT AGREEMENT


     [Previously filed by the Company as an exhibit to its Annual Report on Form 10-KSB, filed May 6, 2004 (SEC File No. 000-30831)]




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

                                    EXHIBIT B

                  INDEMNIFICATION PROVISION IN COMPANY'S BYLAWS

                                   ARTICLE VII
                          INDEMNIFICATION AND INSURANCE

         SECTION 1. DEFINITIONS. For the purposes of this Article VII the following definitions shall apply:

         "Agent" means any person who: (i) is or was an employee or other agent of the corporation as determined from time to time by the board of directors; or
(ii)is or was serving at the request of the corporation as an employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise ("enterprise"); or (iii)was an employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         "Director" means any such person as defined by Article III of these by-laws.

         "Officer" means any such person as defined by Article IV of these by-laws.

         "Predecessor corporation" shall include any constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and agents, so that any person who is or was an officer, director or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as an officer, director or agent of another enterprise, shall stand in the same position under and subject to the provisions of this Article VII (including, without limitation, the provisions of Section 5 of this Article VII) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         "Proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative and whether internal or external to the corporation.

         "Expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article VII.

         "Losses" mean the total amount which the agent becomes legally obligated to pay in connection with any proceeding, including judgments, fines, amounts paid in settlement and expenses.

         SECTION 2. THIRD PARTY ACTIONS. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was an Officer or Director of the corporation and may at the discretion of the board of directors indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was an Agent of the corporation against Losses paid in settlement actually and reasonably incurred by him in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in such a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 3. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an Officer or Director of the corporation and may at the discretion of the board of directors indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against Expenses actually and reasonably incurred by him in connection with the defense or settlement of such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Courts of the State of Florida or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses which the Courts of the State of Florida or such other court shall deem proper.

         SECTION 4. SUCCESSFUL DEFENSE. To the extent that an Officer or Director of the corporation has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 2 and 3 of this Article VII, or in defense of any claim, issue or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection therewith. To the extent that an Agent of the corporation has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 2 and 3 of this Article VII, or in defense of any claim, issue or matter therein, he may, at the discretion of the board of directors, be indemnified against Expenses actually and reasonably incurred by him in connection therewith.

         SECTION 5. DETERMINATION OF CONDUCT. Any indemnification under Sections 2 and 3 of this Article VII, (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Officer, Director or Agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 2 and 3 of this Article VII. Such determination shall be made by the Board of Directors by a majority vote of directors.

         SECTION 6. PAYMENT OF EXPENSES IN ADVANCE. Expenses incurred by an Officer or Director in connection with a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such Officer or Director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII. Expenses incurred by an Agent in connection with a Proceeding may be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such Agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII.

         SECTION 7. INDEMNITY NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by, or granted pursuant to, the other provisions of this
Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of Expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         SECTION 8. INSURANCE INDEMNIFICATION. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Officer Director or Agent of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

         SECTION 9. HEIRS, EXECUTORS AND ADMINISTRATORS. The indemnification and advancement of Expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Officer or Director and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of Expenses provided by, or granted pursuant to, this Article VII may, at the discretion of the board of directors, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 10. FURTHER  AMENDMENT.  Notwithstanding  any provision in this
Article VII to the contrary, in the event the Business Corporation Act of the State of Florida is either amended to provide, or interpreted by judicial or other binding legal decision to provide, broader indemnification rights than those contained herein, such broader indemnification rights shall be provided to any and all persons entitled to be indemnified pursuant to the Business Corporation Act of the State of Florida, the intent of this provision being to permit the corporation to indemnify, to the full extent permitted by the Business Corporation Act of the State of Florida, persons whom it may indemnify thereunder.